UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2005

Keithley Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-9965	34-0794417
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28775 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(440) 248-0400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Keithley Instruments, Inc. (the "Company") has adopted the form of option agreement, performance award agreement, and restricted unit award agreement for use in connection with awards granted under the Keithley Instruments, Inc. 2002 Stock Incentive Plan.

The form of the option agreement provides for vesting and expiration terms to be determined as of the date of grant. In addition, the form of the option agreement contains certain expiration, termination, forfeiture and recoupment provisions based upon an Optionee's termination of employment with the Company or violation of certain other terms within the agreement.

The form of the performance award agreement provides for the award of performance units with each unit representing the right to receive one share of the Company's common shares to be issued after the applicable award period. The award is subject to certain performance conditions over a thirty-six month period as specified within the agreement. The final amount of units earned (and shares to be issued) pursuant to an award may range from a maximum of twice the initial award, as specified in the agreement, to a minimum of no units depending upon the level of attainment of performance conditions specified in the performance award agreement. In addition, the form of the performance award agreement contains certain expiration, termination, forfeiture and recoupment provisions based upon a Receipient's termination of employment with the Company or violation of certain other terms within the agreement.

The form of the restricted unit award agreement provides for the award of restricted units with each unit representing one share of the Company's common shares. The award will vest on the fourth anniversary of the award date, subject to certain provisions. In addition, the form of the restricted unit award agreement contains certain expiration, termination, forfeiture and recoupment provisions based upon a Receipient's termination of employment with the Company or violation of certain other terms within the agreement.

The foregoing description of the form of award agreements is qualifed in its entirety by the full text of the form of option agreement, performance award agreement, and restricted unit award agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keithley Instruments, Inc.

October 3, 2005	By:	Mark J. Plush

Name: Mark J. Plush
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Option Agreement between Keithley Instruments, Inc. and Optionee
10.2	Form of Performance Award Agreement between Keithley Instruments, Inc. and Key Employee
10.3	Form of Restricted Unit Award Agreement between Keithley Instruments, Inc. and Key Employee